UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 19, 2006

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION
             (Exact name of Registrant as specified in its charter)



        Delaware                       0-26224                   51-0317849
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                              311 Enterprise Drive
                              Plainsboro, NJ 08536
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (609) 275-0500

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchang
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT.

On April 19, 2006, Integra LifeSciences Corporation (the "Buyer"), a wholly owned subsidiary of Integra LifeSciences Holdings Corporation, entered into a stock purchase agreement with ASP/Miltex LLC, an affiliate of American Securities Capital Partners, L.P. (the "Seller"), to acquire the outstanding stock of Miltex Holdings, Inc. ("Miltex").

The total purchase price will be $101 million, to be adjusted for changes in working capital and certain tax benefits.

The Buyer will acquire Miltex's facilities in York, Pennsylvania, which employs approximately 165 employees and in Reitheim-Weilheim, Germany, which employs approximately 13 employees. Excluded from the purchase is Miltex's closed facility in Missoula, Montana, the ownership of which will be transferred from Miltex to the Seller prior to closing.

Certain officers of Miltex have agreed to enter into employment agreements at the closing.

The acquisition is subject to customary closing conditions, including clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The acquisition will close after receipt of such clearance and the satisfaction of the other closing conditions.

A copy of the stock purchase agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

A copy of the press release issued by the Company announcing the entering into the agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item. The eighth paragraph of Exhibit
99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in the eighth paragraph of Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 7.01.   REGULATION FD DISCLOSURE.

The eighth paragraph of Exhibit 99.1 to this Current Report on Form 8-K is incorporated by reference into this Item.

The information contained in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Stock Purchase Agreement, dated as of April 19, 2006, by and between ASP/Miltex LLC and Integra LifeSciences Corporation

99.1             Press release issued April 20, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                    INTEGRA LIFESCIENCES HOLDINGS CORPORATION

        Date: April 25, 2006           By: /s/ Stuart M. Essig
                                           -----------------------------
                                           Stuart M. Essig
                                           President and Chief Executive Officer

                                 Exhibit Index


Exhibit Number   Description of Exhibit
--------------   ---------------------------

10.1 Stock Purchase Agreement, dated as of April 19, 2006, by and between ASP/Miltex LLC and Integra LifeSciences Corporation

99.1             Press release issued April 20, 2006